EXHIBIT 32

APEX 2, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of APEX 2, INC. (the Company) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Martin Mobarak, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Martin Mobarak and will be retained by APEX 2, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

APEX 2, INC

Dated: October 29, 2013	By:	/s/ Martin Mobarak
Martin Mobarak
Chief Executive Officer (Principal Executive Officer) Chief Financial Officer (Principal Financial Officer)